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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       March 26, 1998
                                                 -------------------------------

                              ORBITAL SCIENCES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                0-18287                  06-1209561
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
  of incorporation)                    File No.)             Identification No.)

                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
                                 (703) 406-5000
                          (Address and telephone number
                         of principal executive offices)


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ITEM 5.    OTHER EVENTS.

           A copy of the Registrant's press release, dated March 26, 1998, is attached hereto as Exhibit 99.1.


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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ORBITAL SCIENCES CORPORATION


DATED:  March 27, 1998        By: /s/ JEFFREY V. PIRONE
                                 --------------------------------
                                 Jeffrey V. Pirone, Executive Vice
                                 President and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number       Exhibit Description
------       -------------------

99.1         Press Release of Orbital Sciences Corporation